                                                                EXHIBIT 10.49


                              AMENDMENT AGREEMENT

                 Amendment Agreement, dated as of January 5, 1996, by and among Kerr Group, Inc., a Delaware corporation (the "Company"), John Hancock Mutual Life Insurance Company ("John Hancock"), Barnett & Co. ("Barnett"), New York Life Insurance Company ("New York Life"), Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"), and Massmutual/Carlson CBO, N.V. ("Massmutual" and, together with John Hancock, Barnett, New York Life and Massachusetts Mutual, the "Note Purchasers").

                                R E C I T A L S:

                 WHEREAS, the Note Purchasers (or their predecessors in interest) and the Company entered into certain Note Agreements, each dated as of September 15, 1993 (collectively, the "Note Agreements"), providing for the issuance and sale of $41,000,000 aggregate principal amount of the Company's 9.45% Series A Senior Notes due September 15, 2003 (the "Series A Senior Notes")and $9,000,000 aggregate principal amount of the Company's 8.99% Series B Senior Notes due September 15, 1999 (collectively with the Series A Senior Notes, the "Senior Notes")(as amended, the "Note Agreements"); and

                 WHEREAS, The First National Bank of Boston ("Bank of Boston") and the Company entered into that certain Letter Agreement, dated February 9, 1995 pursuant to which Bank of Boston extended certain financial accommodations to the Company, including a loan in the maximum principal amount of $10,000,000 evidenced by a promissory note dated February 1, 1995 to Bank of Boston in the principal amount of $10,000,000 (collectively, the "Letter Agreement"); and

                 WHEREAS, Bank of Boston has agreed with the Company to enter into an Amended and Restated Loan and Security Agreement of even date herewith and other documents and agreements (collectively, the "Restated Loan Agreement") amending and restating the terms of the Letter Agreement pursuant to the Amended and Restated Loan and Security Agreement to be entered into concurrently herewith; and

                 WHEREAS, the Note Purchasers have agreed to waive certain provisions of the Note Agreements; and

                 WHEREAS, in consideration of the foregoing waivers, the Company has agreed to amend the Note Agreements in accordance with the terms hereof.

                 NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the
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receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                 SECTION 1. Defined Terms. Terms defined in the Note Agreements and used herein shall have the meanings given to them in the Note Agreements.

                 SECTION 2. Amendments and Agreements. (a) Amendments to Subsection 9.1 (Required Prepayments) of Note Agreements. Subsection 9.1 of each of the Note Agreements is hereby amended (1) by retitling paragraph (c) thereof as paragraph (d) and (2) by adding after paragraph (b) thereof the following new paragraph (c):

                 "(c) On the date of the occurrence of a "Change in Control" (as such term is defined in that certain Amended and Restated Loan and Security Agreement, dated as of January 5, 1996, between the Company and The First National Bank of Boston, as in effect on January 5, 1996 and as it may be amended thereafter with your consent (the "Bank Loan Agreement")), the Company will prepay, or cause to be prepaid, the entire outstanding principal amount of the Notes, together with interest thereon to the date of prepayment plus the Make-Whole Premium (based on such principal amount)."

                 (b) Amendments to Subsection 10.5 (Consolidation or Merger; Sale of Assets) of Note Agreements. Subsection 10.5 of each of the Note Agreements is hereby amended by adding at the end thereof the following sentence:

                 "Notwithstanding anything in this Section 10.5 to the contrary, the Company may engage in any transaction resulting in a "Change in Control" (as defined in the Bank Loan Agreement) if the Company complies with the provisions of Section 9.1(c)."

                 (c) Agreements with Respect to Payments of Interest. Notwithstanding anything in the Note Agreements or the Notes to the contrary, interest shall be payable on the unpaid principal balance of the Notes quarterly on each December 31, March 31, June 30 and September 30. At the request of any holder of a Note, the Company shall exchange any currently outstanding Note for one or more new Notes reflecting the payment of interest on a quarterly basis and otherwise containing terms identical to the currently outstanding Notes.

                 (d) Further Amendments. The parties hereto shall not amend or modify the terms and provisions of the Note Agreements, as in effect on the Closing Date, without the prior written consent of The First National Bank of Boston.

                 SECTION 3.  Representations, Warranties and Covenants.





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                 The Company represents and warrants that:

                 (a) Corporate Power and Authority. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement. The execution, delivery and performance of this Amendment Agreement have been duly authorized by all necessary corporate action on the part of the Company and, upon execution and delivery of this Amendment Agreement by each of the Note Purchasers, this Amendment Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles.

                 (b) Compliance with Other Instruments, etc. The consummation of the transactions contemplated by this Amendment Agreement will not result in any breach of, or constitute a default under, or (except as expressly contemplated hereby) result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance in respect of any property of the Company under, any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-law, or other agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulations, or any order of any court, arbitrator or governmental body, applicable to the Company or any of its properties.

                 (c) Governmental Consent. No consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required for the validity of the execution and delivery by the Company of this Amendment Agreement or the consummation by the Company of the transactions contemplated hereby.

                 SECTION 4. Effectiveness. This Amendment Agreement shall become effective upon the occurrence of the following events:

                 (a) The Note Purchasers shall have received counterparts of this Amendment Agreement executed by the Company and each of the Note Purchasers; and

                 (b) The transactions contemplated by the Restated Loan Agreement shall have been consummated.

                 SECTION 5. Counterparts; Separate Agreements. This Amendment Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





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                 SECTION 6.  Governing Law.  This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

                 SECTION 7. Headings. The headings of the several sections of this Amendment Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of this Amendment Agreement.

                 SECTION 8. No Other Changes. Except as expressly stated herein, the Note Agreements are unaffected hereby and shall remain in full force and effect in accordance with the respective terms thereof.

                 SECTION 9. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at any time of any Notes or any part thereof.



                [The rest of this page left blank intentionally]





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                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.

                                                    KERR GROUP, INC.

                                                    By:  /s/ Geoffrey A. Whynot
                                                       -------------------------

                                                    JOHN HANCOCK MUTUAL LIFE
                                                      INSURANCE COMPANY


                                                    By:
                                                       ------------------------


                                                    NEW YORK LIFE INSURANCE
                                                      COMPANY


                                                    By:
                                                       -------------------------

                                                    MASSACHUSETTS MUTUAL LIFE
                                                      INSURANCE COMPANY


                                                    By:
                                                       -------------------------


                                                    MASSMUTUAL/CARLSON
                                                      CBO, N.V. LIFE


                                                    By:
                                                       -------------------------


                                                    BARNETT & CO.


                                                    By:
                                                       -------------------------

                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.

                                                KERR GROUP, INC.

                                                By:
                                                   ---------------------------

                                                JOHN HANCOCK MUTUAL LIFE
                                                  INSURANCE COMPANY


                                                By:  /s/ STEPHEN J. BLEWITT
                                                   ---------------------------


                                                NEW YORK LIFE INSURANCE
                                                  COMPANY


                                                By:
                                                   ---------------------------

                                                MASSACHUSETTS MUTUAL LIFE
                                                  INSURANCE COMPANY


                                                By:
                                                   ---------------------------


                                                MASSMUTUAL/CARLSON
                                                  CBO, N.V.


                                                By:
                                                   ---------------------------


                                                BARNETT & CO.


                                                By:
                                                   ---------------------------
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                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                                     KERR GROUP, INC.


                                                     By:
                                                        ---------------------

                                                     JOHN HANCOCK MUTUAL LIFE
                                                       INSURANCE COMPANY


                                                     By:
                                                        ---------------------


                                                     NEW YORK LIFE INSURANCE
                                                       COMPANY


                                                     By: /s/ LYDIA S. SANGREE
                                                        ---------------------
                                                           Lydia S. Sangree
                                                       Assistant Vice President


                                                     MASSACHUSETTS MUTUAL LIFE
                                                       INSURANCE COMPANY


                                                     By:
                                                         --------------------


                                                     MASSMUTUAL/CARLSON
                                                       CBO, N.V.


                                                     By:
                                                        ---------------------


                                                     BARNETT & CO.


                                                     By:
                                                        ---------------------
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                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.


                                                      KERR GROUP, INC.


                                                      By:
                                                         ----------------------
                                                      JOHN HANCOCK MUTUAL LIFE
                                                        INSURANCE COMPANY


                                                      By:
                                                         ----------------------


                                                      NEW YORK LIFE INSURANCE
                                                        COMPANY


                                                      By:
                                                         ----------------------

                                                      MASSACHUSETTS MUTUAL LIFE
                                                        INSURANCE COMPANY


                                                      By: /s/  BRUCE E. GAUDETTE
                                                         ----------------------
                                                             Vice President

                                                      MASSMUTUAL/CARLSON
                                                        CBO, N.V.


                                                      By:
                                                         ----------------------


                                                      BARNETT & CO.


                                                      By:
                                                         ---------------------
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                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.

                                                    KERR GROUP, INC.

                                                    By:
                                                       ----------------------

                                                    JOHN HANCOCK MUTUAL LIFE
                                                      INSURANCE COMPANY


                                                    By:
                                                       ----------------------


                                                    NEW YORK LIFE INSURANCE
                                                      COMPANY


                                                    By:
                                                       ----------------------
                                                    MASSACHUSETTS MUTUAL LIFE
                                                      INSURANCE COMPANY


                                                    By:
                                                       ----------------------


                                                    MASSMUTUAL/CARLSON
                                                      CBO, N.V.


                                                    By: MEESPIERSON TRUST
                                                        (CURACAO) N.V.
                                                        ----------------------
                                                        Managing Director


                                                    BARNETT & CO.


                                                    By:
                                                        ----------------------
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                 IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.

                                                     KERR GROUP, INC.

                                                     By:
                                                        -----------------------

                                                     JOHN HANCOCK MUTUAL LIFE
                                                       INSURANCE COMPANY


                                                     By:
                                                        -----------------------

                                                     NEW YORK LIFE INSURANCE
                                                       COMPANY


                                                     By:
                                                        -----------------------

                                                     MASSACHUSETTS MUTUAL LIFE
                                                       INSURANCE COMPANY


                                                     By:
                                                        -----------------------

                                                     MASSMUTUAL/CARLSON
                                                       CBO, N.V.


                                                     By:
                                                        -----------------------


                                                     BARNETT & CO.


                                                     By: /s/  RICHARD McCORMICK
                                                        -----------------------




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